Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

                                                                   June 22, 2004

         We consent to the incorporation by reference in Registration Statement No. 33-0146 of Tompkins Trustco, Inc. on Form S-8 of our report dated April 29, 2004, appearing in the Annual Report on Form 11-K of Tompkins Trustco, Inc. Employee Stock Ownership Plan for the year ended December 31, 2003.


                                                           Dannible & McKee, LLP
                                                              Syracuse, New York

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